UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2012

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.         Changes in Registrant’s Certifying Accountant

On August 14, 2012, the Audit Committee of the Board of Directors of Quicksilver Resources Inc. determined not to reappoint Deloitte & Touche LLP as Quicksilver’s independent registered public accounting firm.

Deloitte’s reports on Quicksilver’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and through August 14, 2012, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter thereof in connection with its reports on Quicksilver’s financial statements for such years.

During the fiscal years ended December 31, 2011 and 2010 and through August 14, 2012, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of Quicksilver’s Form 10-K for the year ended December 31, 2011 and Item 4 of Part I of Quicksilver’s Form 10-Q’s for the quarters ended March 31, 2012 and June 30, 2012.  The Audit Committee discussed these material weaknesses with Deloitte and authorized Deloitte to respond fully to any related inquiries by Ernst & Young LLP, Quicksilver’s new independent registered public accounting firm.

Quicksilver provided Deloitte with a copy of this Form 8-K and requested that Deloitte provide Quicksilver with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above disclosures.  A copy of Deloitte’s letter is attached as Exhibit 16.1 to this Form 8-K.

On August 16, 2012, Quicksilver engaged Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ended December 31, 2012.  During the fiscal years ended December 31, 2011 and 2010 and through August 16, 2012, neither Quicksilver nor anyone acting on its behalf consulted with Ernst & Young regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Cirone
John C. Cirone
Executive Vice President, General Counsel and Secretary

Date:  August 17, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 17, 2012.